UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 16, 2009

                            HERITAGE FINANCIAL GROUP
                            ------------------------
             (Exact name of Registrant as specified in its charter)


        United States                   000-51305                45-0479535
        -------------                   ---------                ----------
(State or Other Jurisdiction      (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                      Identification No.)


              721 North Westover Boulevard, Albany, Georgia 31707
              ---------------------------------------------------
                    (Address of principal executive offices)

                                 (229) 420-0000
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
         (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

  On December 16, 2009, the Company's Board of Directors voted to extend the Company's share repurchase plan, which was approved in December 2008. The original plan authorized the repurchase of up to 250,000 shares, or approximately 10% of the Company's then-outstanding publicly held shares of common stock. Under the plan approved in 2008, the Company repurchased 76,026 shares of common stock, leaving a remaining authorization to repurchase a total of 173,974 shares. This new authorization will expire in December 2010 unless otherwise extended or completed by an earlier date.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

  (d)  Exhibits.

       None


                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     HERITAGE FINANCIAL GROUP



Date: December 16, 2009              By: /s/ T. Heath Fountain
                                         ---------------------
                                         T. Heath Fountain
                                         Senior Vice President and
                                         Chief Financial Officer